SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 7, 2002

LECSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation or organization)

33-95796 (Commission File Number)	76-0406417 (IRS Employer Identification Number)

4501 Circle 75 Parkway

Building D –4210

Atlanta, Georgia  30339-3025

(Address of principal executive offices)

(404) 659-9500

(Registrant’s telephone number, including area code)

Item 4.

Change in Registrant’s Certifying Accountant

(a) Previous Independent Accountants

(i)

On January 23, 2002, LecStar Corporation (the “Registrant”) dismissed Ernst & Young LLP (“E&Y”), as its independent accountants, effective immediately.   E&Y served as the Registrant’s independent accountants during the period from April 25, 2001 to January 23, 2002 (the “engagement period”), and, accordingly, has not completed any audits or issued any reports on the Registrant’s financial statements.

(ii)

The decision to dismiss E&Y was approved by the Registrant’s board of directors.

(iii)

During the engagement period, there were no disagreements with E&Y on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such periods.

(iv)

On February 7, 2002, the Registrant delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K/A, and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agreed with such disclosures.  A copy of this letter, dated February 7, 2002, indicating such agreement, is filed as an exhibit to this Form 8-K/A.

(b) New Independent Accountants

(i)

The Registrant engaged the firm of Feldman Sherb & Co., P.C.  (“FS”) as its independent accountants for the calendar year ending December 31, 2001, upon approval on January 23, 2002 by the Company’s Board of Directors.

(ii)

FS had served as an independent accountant for the Registrant having audited its consolidated financial statements for the year ended December 31, 2000.  From the completion of the audit of the December 31, 2000 consolidated financial statements to January 23, 2002, the Registrant has not consulted with FS on items which (1) related to the application of accounting principles to a specific or contemplated transaction by the Registrant; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) concerned the subject matter of a disagreement or event with the former auditor as described in Item 304 of Regulation S-B including but not limited to Items 304(a)(1)(iv) and 304(a)(2)(ii) therof.

Item 7.

Financial Statements and Exhibits

Financial Statements

None.

Exhibits

See Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LECSTAR CORPORATION

/s/ W. Dale Smith

W. Dale Smith, President

Date:

February 7, 2002

EXHIBIT INDEX

Exhibit Number

Description

16.1

Letter of Ernst & Young dated February 7, 2002,

regarding change in certifying accountant.

Exhibit 16.1

[Letterhead of Ernst & Young LLP]

February 7, 2002

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C.  20549

Re:

LecStar Corporation

File No. 33-95796

Dear Sir or Madam:

We have read Item 4(a) of the Form 8-K/A of LecStar Corporation, dated February 7, 2002, and agree with the statements contained therein.   We have no basis to agree or disagree with other statements made by the Registrant therein.

Yours very truly,

/s/ Ernst & Young LLP.

Ernst & Young LLP